UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PARAMETRIC TECHNOLOGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	10-K WRAP

How to View Online:

Have the 12-Digit Control Number available (located on the next page) and visit: www.proxyvote.com.

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1) BY INTERNET:	www.proxyvote.com
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— How To Vote —

Please Choose One of the Following Voting Materials

Vote In Person: Only shareholders may attend the Annual Meeting. You will need to provide evidence that you own these shares for admittance to the Meeting. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card that you can return by mail.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

PARAMETRIC TECHNOLOGY CORPORATION	Meeting Type: ANNUAL For holders as of: January 4, 2010 Date: March 3, 2010 Time: 8:30 A.M. EST
	Location:	Ritz Carlton Hotel & Resort 280 Vanderbilt Road Naples, FL 34108

You are receiving this communication because you hold shares in Parametric Technology Corporation (PTC).

PARAMETRIC TECHNOLOGY CORPORATION 140 KENDRICK STREET NEEDHAM, MA 02494

This is not a ballot. You cannot use this notice to vote these shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING:
1. Elect three Class II Directors to serve for the next three years:

Nominees:

01)   Paul A. Lacy

02)   Michael E. Porter

03)   Robert P. Schechter

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL(S):

2.      Approve the performance goals under the 2009 Executive Cash Incentive Performance Plan.

3.      Re-approve the performance goals under the 2000 Equity Incentive Plan.

4.      Confirm the selection of PricewaterhouseCoopers LLP as PTC’s independent registered public accounting firm for the current fiscal year.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.